UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21333

Nuveen Credit Strategies Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income from a Portfolio of Primarily Senior and Second Lien Loans.

Annual Report

July 31, 2013

Nuveen Credit Strategies
Income Fund

JQC

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Table of Contents

Letter to Shareholders	4
Portfolio Manager's Comments	5
Fund Leverage	8
Common Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	13
Shareholder Meeting Report	14
Report of Independent Registered Public Accounting Firm	15
Portfolio of Investments	16
Statement of Assets & Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Statement of Cash Flows	34
Financial Highlights	36
Notes to Financial Statements	38
Annual Investment Management Agreement Approval Process	47
Board Members & Officers	55
Reinvest Automatically, Easily and Conveniently	61
Glossary of Terms Used in this Report	62
Additional Fund Information	63

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office has come to an end as of June 30, 2013. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds' risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Nuveen Fund Board has enthusiastically encouraged these initiatives.

The Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
August 22, 2013

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Portfolio Manager's Comments

Nuveen Credit Strategies Income Fund (JQC)

Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, manages the Fund's investment portfolio. The Symphony team is led by Gunther Stein, the firm's Chief Investment Officer.

Here Gunther discusses the general market conditions, the management strategies and the performance of the Fund for the abbreviated annual seven-month period ended July 31, 2013.

It should be noted effective January 1, 2013, the Fund's fiscal year was changed to July 31st from December 31st and as a result, this report covers a seven-month reporting period ended July 31, 2013.

What were the general market conditions and trends over the course of this seven-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. However, at its June 2013 meeting, the Central Bank indicated that downside risks to the economy had diminished since the fall of 2012. Although the Fed made no changes to its highly accommodative monetary policies at the June meeting, Chairman Bernanke's remarks afterward indicated the Central Bank could slow the pace of its bond buying program later this year if the economy continues to improve.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank's 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared).

However, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff." The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

For the majority of the reporting period, the backdrop of generally improving economic data and diminished systemic risk fears was supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities for most of the reporting period. However, the tide quickly turned in the final month of the reporting period, triggered by the Fed Chairman's comments that the economic outlook had improved enough to warrant a possible "tapering" of the central bank's quantitative easing programs as soon as September of 2013, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unique in that the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general "de-risking" by investors based on concerns about the central bank's withdrawal of policy stimulus.

Loans benefited from strong fundamentals and technicals during the second quarter of 2013 as robust retail inflows and collateralized loan obligation (CLO) new issuance supported the asset class. Loan retail mutual fund inflows of $14.8 billion coupled with CLO issuance of over $18 billion for the period helped loan prices remain relatively firm. In spite of the strong demand, loan prices saw pressure towards the end of the second quarter. High yield managers, who typically hold a small percentage of loans in their portfolios, sold loans to meet redemptions during June. The forced selling caused a decline in loan prices and repricing related activity to largely come to a halt for the month. This late-quarter volatility, however, created buying opportunities for acquisition-related new loan issuance in the process of being marketed to investors. Even with June's dampened new issuance market, new supply of $185.4 billion for the second quarter was the second strongest on record, fueled by repricing and refinancing related activity. High yield bond new issuance decreased during June, dampening the supply for the quarter to $98.6 billion. High yield fund flows, which had been slightly positive during the first five months of the year, reversed in June as record outflows of $9.5 billion were experienced during the month. Finally, convertible new issuance remained strong, with $11.3 billion in the second quarter and $22.7 billion year to date, ahead of the $10.0 billion issued in first half of last year. However, after experiencing net growth in the first quarter, the convertible market shrank during the quarter as redemptions of $15.2 billion outpaced new issuance.

What key strategies were used to manage the Fund during this seven-month reporting period ended July 31, 2013? How did these strategies influence performance?

The Fund invests at least 70% of its assets in senior secured and second lien loans, and up to 30% of its assets opportunistically over the credit cycle in other types of securities across a company's capital structures. These other securities primarily include income-oriented securities such as high yield corporate and convertible bonds as well as common stock. The Fund had approximately 4.6% in common stocks and 19.3% in high yield securities, as of July 31, 2013.

The Fund maintained exposure to senior loans during the reporting period, while tactically allocating between high yield corporate bonds and equity securities. Exposure consisted of mainly U.S. issuers, and was focused on companies

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that, in general, had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow. Selectively, the Fund had exposure to companies with above average leverage where we felt that fundamentals supported the valuation or where a positive catalyst existed. During the reporting period, the Fund increased its exposure limits with regards to equity securities as well as CCC rated securities.

How did the Fund perform during this seven-month reporting period ended July 31, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the seven-month, one-year, five-year and ten-year periods ended July 31, 2013. For the seven-month period ended July 31, 2013, the Fund's common shares at net asset value (NAV) outperformed its general market index, the CSFB Leveraged Loan Index.

Overall the Fund continued to benefit from the strong performance of risk assets during the reporting period. From an asset class standpoint, senior loans, high yield bonds and equity all contributed to portfolio returns. Second lien loans, in particular, were beneficial owing to higher coupons and longer call protection preventing repricings, which were prevalent across first lien loans over the reporting period.

The Fund also benefited from its opportunistic exposure to high yield corporate bonds and equity securities. Within the bond allocation, the Fund swapped out of high duration bonds and into attractive primary issues and higher coupon bonds. These two asset classes outperformed the core portfolio of senior loans for much of the reporting period in what can be best characterized as a broader "risk-on" trade.

The term loans and high yield bonds of Clear Channel Communications, a diversified media and entertainment company, continued to be strong performers. The loans and bonds traded higher as the company launched an exchange in May to push out the vast majority of its 2016 maturities, offering significantly higher yield in exchange for a longer maturity. Also contributing to performance were the new issue loans and bonds of Valeant Pharmaceuticals International, a diversified public pharmaceutical company. We placed a large allocation order in late June, as we knew this high quality company's debt was mispriced given the broad market weakness.

Detracting from performance during the reporting period were the loans of Cengage Learning, a private textbook company, which filed for Chapter 11 in July. While the company's results deteriorated quicker than we originally forecasted, we continue to believe the recovery value will be higher than current valuation implies. We believe the company, which has significant market share in this consolidated industry, may improve its balance sheet and there will likely be value distributed to the lenders.

Also negatively impacting performance were the high yield bonds of Endo Pharmaceuticals, a public specialty health care solutions provider. The company was thought to be an attractive acquisition target, but a potential deal failed to materialize and the bonds subsequently traded down on the news. We remain constructive on the name and continued to own the bonds as of the date of this report.

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Fund Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. During the period, the Fund continued to hold swap contracts in order to hedge leverage costs, which had a negligible impact to the overall positive contribution of leverage.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Fund employs regulatory leverage through the use of bank borrowings. As of July 31, 2013, the Fund has outstanding bank borrowings of $561,000,000.

Refer to Notes to Financial Statements, Note 9—Borrowing Arrangements for further details.

As of July 31, 2013, the Fund's percentages of leverage are shown in the accompanying table.

	Effective Leverage*	Regulatory Leverage*
JQC	28.90%	28.90%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "40 Act Leverage" and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Common Share Information

Distribution Information

The following information regarding the Fund's distributions is current as of July 31, 2013. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Fund's monthly distributions to common shareholders were as shown in the accompanying table.

JQC	Per Common Share Amounts
January	$0.0692
February	0.0692
March	0.0692
April	0.0692
May	0.0620
June	0.0620
July	0.0620
Current Distribution Rate*	7.42%

*  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if the Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2013, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

Common Share Equity Shelf Program

During the current reporting period, the Fund filed a registration statement with the Securities and Exchange Commission (SEC) for an equity shelf program, authorizing the Fund to issue 13,600,000 additional common shares. Under this equity shelf program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share. This equity shelf program was declared effective by the SEC on July 31, 2013.

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Common Share Repurchases

As of July 31, 2013, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	Common Shares Repurchased and Retired	% of Common Shares Authorized for Repurchase
JQC	4,315,092	31.7%

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

Other Common Share Information

As of July 31, 2013, and during the current reporting period, the Fund's common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JQC
Common Share NAV	$10.13
Common Share Price	$10.03
Premium/(Discount) to NAV	(0.99)%
7-Month Average Premium/(Discount) to NAV	0.84%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

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Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter- parties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission (SEC) and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

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Nuveen Credit Strategies Income Fund (JQC)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Cumulative	Average Annual
	7-Month	1-Year	5-Year	10-Year
JQC at Common Share NAV	7.32%	13.56%	7.41%	5.39%
JQC at Common Share Price	8.80%	16.61%	12.12%	5.65%
CSFB Leveraged Loan Index	3.91%	7.74%	6.20%	5.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

Variable Rate Senior Loan Interests	70.9%
Corporate Bonds	19.3%
Short-Term Investments	5.2%
Common Stocks	4.6%

Top Five Issuers

(as a % of total investments)1,2,3

Kinetic Concepts, Inc.	2.7%
iStar Financial, Inc.	2.5%
Delta Air Lines	2.4%
Pharmaceutical Product Development, Inc.	2.2%
Clear Channel Communications, Inc.	2.2%
Portfolio Composition[1,2] (as a % of total investments)
Media	11.3%
Software	8.3%
Health Care Equipment & Supplies	7.2%
Pharmaceuticals	6.0%
Health Care Providers & Services	5.6%
Hotels, Restaurants & Leisure	4.5%
Food Products	4.2%
Diversified Telecommunication Services	3.0%
Airlines	2.7%
Commercial Services & Supplies	2.5%
Chemicals	2.5%
Real Estate Investment Trust	2.5%
Specialty Retail	2.5%
Diversified Consumer Services	2.1%
Wireless Telecommunication Services	2.1%
Oil, Gas & Consumable Fuels	2.0%
Distributors	2.0%
Real Estate Management & Development	1.9%
Household Durables	1.7%
Communications Equipment	1.5%
Short-Term Investments	5.2%
Other	18.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

3  Excluding short-term investments.

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JQC

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

JQC
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	116,692,326
Withhold	2,372,870
Total	119,065,196
Judith M. Stockdale
For	116,489,786
Withhold	2,575,410
Total	119,065,196
Carole E. Stone
For	116,420,639
Withhold	2,644,557
Total	119,065,196
Virginia L. Stringer
For	116,488,824
Withhold	2,576,372
Total	119,065,196

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Nuveen Credit Strategies Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Credit Strategies Income Fund (the "Fund") as of July 31, 2013, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, counterparty, selling or agent banks, and brokers or by other appropriate auditing procedures where replies from selling or agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Credit Strategies Income Fund at July 31, 2013, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 12, 2013

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

Portfolio of INVESTMENTS

  July 31, 2013

Shares	Description (1)	Value
	Common Stocks – 6.5% (4.6% of Total Investments)
	Aerospace & Defense – 0.2%
16,177	GenCorp Inc., (2)	$283,259
5,859	General Dynamics Corporation	500,007
6,631	Honeywell International Inc.	550,240
4,508	Lockheed Martin Corporation	541,501
3,617	TransDigm Group Inc.	522,982
6,578	United Technologies Corporation	694,439
	Total Aerospace & Defense	3,092,428
	Automobiles – 0.1%
20,053	General Motors Company, (2)	719,301
5,178	Harley-Davidson, Inc.	293,955
8,124	Winnebago Industries Inc., (2)	194,326
	Total Automobiles	1,207,582
	Beverages – 0.0%
13,761	Coca-Cola Company	551,541
8,498	Crimson Wine Group Ltd, (2)	76,482
	Total Beverages	628,023
	Biotechnology – 0.2%
6,198	Amgen Inc.	671,181
2,187	Biogen Idec Inc., (2)	477,050
14,469	Gilead Sciences, Inc., (2)	889,120
	Total Biotechnology	2,037,351
	Building Products – 0.2%
9,393	Gibraltar Industries Inc., (2)	144,656
36,123	Masonite Worldwide Holdings, (2)	1,806,150
2,538	Trex Company Inc., (2)	120,149
	Total Building Products	2,070,955
	Capital Markets – 0.1%
5,854	Ameriprise Financial, Inc.	521,006
11,872	Franklin Resources, Inc.	580,303
12,139	Manning & Napier Inc.	217,895
7,601	Northern Trust Corporation	444,963
	Total Capital Markets	1,764,167
	Chemicals – 0.1%
3,900	Axiall Corporation	171,912
3,919	Eastman Chemical Company	315,205
5,582	LyondellBasell Industries NV	383,539
6,377	Minerals Technologies Inc.	293,342
3,017	Westlake Chemical Corporation	313,828
	Total Chemicals	1,477,826

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 0.3%
9,521	Banner Corporation	$353,039
16,165	BBCN Bancorp Inc.	236,171
8,270	M&T Bank Corporation	966,432
12,891	Pacwest Bancorp.	456,599
8,771	PNC Financial Services Group, Inc.	667,035
32,858	Regions Financial Corporation	328,909
9,214	SunTrust Banks, Inc.	320,555
14,401	United Community Banks, Inc., (2)	196,286
24,574	Wells Fargo & Company	1,068,969
	Total Commercial Banks	4,593,995
	Commercial Services & Supplies – 0.1%
10,267	CECO Environmental Corporation	137,167
6,685	G&K Services, Inc.	353,035
18,664	Waste Management, Inc.	784,448
	Total Commercial Services & Supplies	1,274,650
	Communications Equipment – 0.1%
11,533	Cisco Systems, Inc.	294,668
6,827	QUALCOMM, Inc.	440,683
	Total Communications Equipment	735,351
	Computers & Peripherals – 0.2%
3,649	Apple, Inc.	1,651,173
23,864	EMC Corporation	624,044
	Total Computers & Peripherals	2,275,217
	Consumer Finance – 0.0%
11,035	Discover Financial Services	546,343
	Diversified Consumer Services – 0.0%
3,550	Ascent Media Corporation, (2)	275,871
	Diversified Financial Services – 0.1%
2,162	Intercontinental Exchange, Inc., (2)	394,457
6,855	JPMorgan Chase & Co.	382,029
	Total Diversified Financial Services	776,486
	Diversified Telecommunication Services – 0.1%
21,546	AT&T Inc.	759,927
19,527	Verizon Communications Inc.	966,196
	Total Diversified Telecommunication Services	1,726,123
	Electric Utilities – 0.1%
6,893	El Paso Electric Company	260,349
6,326	Pinnacle West Capital Corporation	372,601
12,341	Portland General Electric Company	391,210
	Total Electric Utilities	1,024,160
	Electrical Equipment – 0.0%
9,192	Generac Holdings Inc.	398,473
	Electronic Equipment & Instruments – 0.0%
11,880	Newport Corporation, (2)	174,042
5,118	SYNNEX Corporation, (2)	253,443
8,889	Vishay Precision Group Inc., (2)	144,180
	Total Electronic Equipment & Instruments	571,665

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2013

Shares	Description (1)	Value
	Energy Equipment & Services – 0.0%
4,250	ERA Group Inc., (2)	$103,658
10,916	Newpark Resources Inc., (2)	124,879
	Total Energy Equipment & Services	228,537
	Food & Staples Retailing – 0.1%
5,543	Costco Wholesale Corporation	650,138
	Food Products – 0.2%
17,941	ConAgra Foods, Inc.	649,644
15,316	Dean Foods Company, (2)	166,944
11,992	General Mills, Inc.	623,584
5,346	Hershey Foods Corporation	507,175
6,618	JM Smucker Company	744,657
4,363	Kellogg Company	289,005
8,840	WhiteWave Foods Company, (2)	165,220
	Total Food Products	3,146,229
	Gas Utilities – 0.0%
5,656	Chesapeake Utilities Corporation	335,231
6,287	Laclede Group Inc.	288,322
	Total Gas Utilities	623,553
	Health Care Equipment & Supplies – 0.2%
9,121	Baxter International, Inc.	666,198
6,605	Becton, Dickinson and Company	685,071
13,165	DexCom, Inc., (2)	286,734
9,659	Medtronic, Inc.	533,563
4,287	Steris Corporation	193,001
	Total Health Care Equipment & Supplies	2,364,567
	Health Care Providers & Services – 0.2%
5,357	AmSurg Corporation, (2)	209,512
10,022	Capital Senior Living Corporation, (2)	230,907
11,707	Emeritus Corporation, (2)	271,485
7,030	Express Scripts, Holding Company, (2)	460,817
8,538	Hanger Orthopedic Group Inc., (2)	315,223
5,780	McKesson HBOC Inc.	708,975
4,847	Owens and Minor Inc.	174,298
15,200	Select Medical Corporation	136,344
7,300	Team Health Holdings Inc., (2)	293,606
5,232	Wellcare Health Plans Inc., (2)	319,309
	Total Health Care Providers & Services	3,120,476
	Hotels, Restaurants & Leisure – 0.1%
6,937	Cheesecake Factory Inc.	294,406
12,058	Starbucks Corporation	859,012
	Total Hotels, Restaurants & Leisure	1,153,418
	Household Durables – 0.0%
7,438	Brookfield Residential Properties Inc., (2)	153,743
7,620	Ethan Allen Interiors Inc.	231,419
2,856	Ryland Group Inc.	115,497
	Total Household Durables	500,659
	Household Products – 0.1%
9,305	Procter & Gamble Company	747,192

Nuveen Investments

Shares	Description (1)	Value
	Industrial Conglomerates – 0.1%
38,045	General Electric Company	$927,157
	Insurance – 0.3%
5,727	Allstate Corporation	291,962
4,803	Argo Group International Holdings Inc.	214,454
2,280	Everest Reinsurance Group Ltd	304,448
20,578	Hartford Financial Services Group, Inc.	635,037
18,192	Hilltop Holdings Inc., (2)	309,810
26,626	Meadowbrook Insurance Group, Inc.	202,091
46,134	Old Republic International Corporation	666,636
6,015	PartnerRe Limited	538,583
9,351	Primerica Inc.	383,765
14,552	Tower Group Inc.	318,252
	Total Insurance	3,865,038
	Internet & Catalog Retail – 0.0%
1,102	Amazon.com, Inc., (2)	331,944
	Internet Software & Services – 0.1%
7,470	eBay Inc., (2)	386,124
1,363	Google Inc., Class A, (2)	1,209,799
	Total Internet Software & Services	1,595,923
	IT Services – 0.2%
1,991	Alliance Data Systems Corporation, (2)	393,780
8,178	Amdocs Limited	314,608
10,147	CSG Systems International Inc.	240,281
12,207	Evertec Inc., (2)	291,747
748	MasterCard, Inc.	456,736
2,621	Visa Inc.	463,943
3,231	WEX Inc., (2)	280,903
	Total IT Services	2,441,998
	Leisure Equipment & Products – 0.0%
5,697	Brunswick Corporation	215,062
	Life Sciences Tools & Services – 0.0%
4,862	Thermo Fisher Scientific, Inc.	442,977
	Machinery – 0.2%
7,594	Actuant Corporation	268,144
8,691	Barnes Group Inc.	286,803
10,331	Briggs & Stratton Corporation	209,203
13,591	Harsco Corporation	350,104
4,261	Hyster-Yale Materials Handling Inc.	277,008
6,112	John Bean Technologies Corporation	144,916
4,560	Joy Global Inc.	225,720
38,171	Meritor Inc., (2)	310,330
29,393	Mueller Water Products Inc.	227,502
6,983	Sun Hydraulics Corporation	219,615
	Total Machinery	2,519,345
	Media – 0.3%
16,539	Comcast Corporation, Class A	745,578
4,692	Liberty Global PLC, Class A, (2)	380,615
11,445	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (2)	258,314
22,352	Tribune Company, (2)	1,412,646
17,987	Tribune Company, (3)	–

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2013

Shares	Description (1)	Value
	Media (continued)
7,230	Viacom Inc., Class B	$526,127
5,045	Walt Disney Company	326,159
	Total Media	3,649,439
	Metals & Mining – 0.0%
2,914	Kaiser Aluminum Corporation	190,139
6,959	SunCoke Energy Inc., (2)	109,952
	Total Metals & Mining	300,091
	Multi-Utilities – 0.1%
22,641	CenterPoint Energy, Inc.	561,950
5,813	DTE Energy Company	410,979
23,035	Public Service Enterprise Group Incorporated	778,353
	Total Multi-Utilities	1,751,282
	Oil, Gas & Consumable Fuels – 0.5%
4,610	Cabot Oil & Gas Corporation	349,530
11,215	Chevron Corporation	1,411,856
8,753	Crosstex Energy, Inc.	175,848
4,895	Energy XXI Limited Bermuda	131,431
2,930	EOG Resources, Inc.	426,286
19,397	Exxon Mobil Corporation	1,818,469
5,399	Noble Energy, Inc.	337,384
6,562	Oasis Petroleum Inc., (2)	275,866
11,089	Phillips 66	681,974
3,400	SM Energy Company	233,682
9,120	Stone Energy Corporation, (2)	222,163
6,688	Western Refining Inc.	201,509
	Total Oil, Gas & Consumable Fuels	6,265,998
	Paper & Forest Products – 0.1%
3,325	Clearwater Paper Corporation, (2)	162,659
12,071	International Paper Company	583,150
2,510	KapStone Paper and Packaging Corp.	110,566
	Total Paper & Forest Products	856,375
	Personal Products – 0.0%
16,335	Prestige Brands Holdings Inc., (2)	553,920
	Pharmaceuticals – 0.4%
6,119	AbbVie Inc.	278,292
8,155	Actavis Inc., (2)	1,094,972
2,455	Jazz Pharmaceuticals, Inc., (2)	185,377
13,196	Johnson & Johnson	1,233,826
21,246	Merck & Company Inc.	1,023,420
18,596	Pfizer Inc.	543,561
5,010	Valeant Pharmaceuticals International, (2)	468,936
12,063	Vivus, Inc., (2)	178,653
	Total Pharmaceuticals	5,007,037
	Real Estate Investment Trust – 0.2%
10,076	Chesapeake Lodging Trust	230,841
9,444	CyrusOne Inc.	192,185
17,303	iStar Financial Inc., (2)	196,562
40,314	New Residential Investment	267,282
5,518	Potlatch Corporation	242,958
13,829	Ramco-Gershenson Properties Trust	214,211

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
4,271	Simon Property Group, Inc.	$683,616
4,320	Sovran Self Storage Inc.	298,512
33,715	Spirit Realty Capital Inc.	307,818
11,143	Tanger Factory Outlet Centers	361,367
	Total Real Estate Investment Trust	2,995,352
	Real Estate Management & Development – 0.1%
3,551	Altisource Portfolio Solutions S.A., (2)	437,874
10,981	Forestar Real Estate Group Inc., (2)	237,299
4,717	Howard Hughes Corporation, (2)	515,144
	Total Real Estate Management & Development	1,190,317
	Road & Rail – 0.1%
2,978	Genesee & Wyoming Inc., (2)	267,007
7,090	Norfolk Southern Corporation	518,704
4,154	Union Pacific Corporation	658,783
	Total Road & Rail	1,444,494
	Semiconductors & Equipment – 0.1%
7,562	Broadcom Corporation, Class A	208,484
30,353	Intel Corporation	707,225
11,559	Linear Technology Corporation	468,833
16,319	Rudolph Technologies, (2)	201,540
34,591	Silicon Image, Inc., (2)	198,206
10,853	Spansion Inc., Class A, (2)	128,065
	Total Semiconductors & Equipment	1,912,353
	Software – 0.3%
10,091	Allot Communications, Limited, (2)	147,631
1,560	Ansys Inc., (2)	124,550
11,205	Cadence Design Systems, Inc., (2)	163,369
5,656	Check Point Software Technology Limited, (2)	318,489
6,892	Comverse Incorporated, (2)	215,857
4,818	Manhattan Associates Inc., (2)	425,622
19,333	Mentor Graphics Corporation	396,906
52,084	Microsoft Corporation	1,657,834
15,532	Oracle Corporation	502,460
10,302	Parametric Technology Corporation, (2)	278,978
2,260	Synchronoss Technologies, Inc., (2)	77,947
18,186	TiVo, Inc., (2)	200,955
	Total Software	4,510,598
	Specialty Retail – 0.3%
6,790	Big 5 Sporting Goods Corporation	137,633
7,675	CST Brands Inc., (2)	250,282
9,120	Finish Line, Inc.	203,011
6,720	Gap, Inc.	308,448
13,250	Home Depot, Inc.	1,047,148
4,905	Kirkland's, Inc., (2)	86,230
6,952	Lithia Motors Inc.	453,548
2,228	Lumber Liquidators Inc., (2)	215,715
5,662	PetSmart Inc.	414,572
7,130	Signet Jewelers Limited	521,274
	Total Specialty Retail	3,637,861

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2013

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 0.1%
7,020	Fifth & Pacific Companies Inc., (2)	$167,216
6,053	Movado Group Inc.	220,813
2,306	PVH Corporation	303,908
4,625	Wolverine World Wide Inc.	265,984
	Total Textiles, Apparel & Luxury Goods	957,921
	Thrifts & Mortgage Finance – 0.1%
7,255	Nationstar Mortgage Holdings, Incorporated, (2)	335,761
17,866	Ocwen Financial Corporation, (2)	850,779
12,181	Oritani Financial Corporation	198,063
16,076	PennyMac Financial Services Inc., (2)	315,090
	Total Thrifts & Mortgage Finance	1,699,693
	Tobacco – 0.1%
4,809	Philip Morris International	428,867
5,357	Universal Corporation	328,384
	Total Tobacco	757,251
	Trading Companies & Distributors – 0.0%
10,934	H&E Equipment Services, Inc.	249,733
3,138	Watsco Inc.	292,932
	Total Trading Companies & Distributors	542,665
	Total Common Stocks (cost $79,943,775)	89,383,526

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 100.4% (70.9% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$1,513	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B1	$1,515,030
	Airlines – 3.8%
7,000	American Airlines, Inc., Exit Term Loan, WI/DD	TBD	TBD	Baa2	6,965,000
16,915	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	17,007,119
27,533	Delta Air Lines, Inc., Term Loan B	4.250%	4/20/17	Ba1	27,801,503
51,448	Total Airlines				51,773,622
	Auto Components – 1.5%
5,159	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	2.137%	12/29/14	B1	5,081,142
3,086	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	2.137%	12/28/15	B1	3,039,826
12,841	Schaeffler AG, Term Loan C	4.250%	1/27/17	B+	12,933,211
107	Tomkins, LLC / Tomkins, Inc., Term Loan B2	3.750%	9/29/16	BB	108,145
21,193	Total Auto Components				21,162,324
	Automobiles – 1.9%
25,896	Chrysler Group LLC, Term Loan B	4.250%	5/24/17	Ba1	26,358,233
	Biotechnology – 0.8%
10,684	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	10,806,416
	Capital Markets – 0.4%
5,626	Walter Investment Management Corporation, Tranche B, Term Loan, DD1	5.750%	11/28/17	B+	5,687,583

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Chemicals – 2.9%
$15,029	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB-	$15,026,681
25,424	Univar, Inc., Term Loan	5.000%	6/30/17	B+	25,154,021
40,453	Total Chemicals				40,180,702
	Commercial Services & Supplies – 1.6%
9,583	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BB-	9,692,641
1,730	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B2	1,744,486
9,978	Ceridian Corporation, Extended Term Loan	5.942%	5/09/17	B1	10,067,494
21,291	Total Commercial Services & Supplies				21,504,621
	Communications Equipment – 2.1%
3,980	Alcatel-Lucent, Term Loan C	7.250%	1/29/19	B+	4,073,283
25,123	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	Ba2	25,300,919
29,103	Total Communications Equipment				29,374,202
	Consumer Finance – 0.7%
9,182	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	9,223,644
	Containers & Packaging – 1.7%
22,656	Reynolds Group Holdings, Inc., Term Loan	4.750%	9/28/18	B+	22,955,254
	Distributors – 1.5%
20,790	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	21,021,725
	Diversified Consumer Services – 2.6%
15,777	Cengage Learning Acquisitions, Inc., Term Loan, (7)	0.000%	7/03/14	D	11,655,281
24,859	Laureate Education, Inc., Extended Term Loan	5.250%	6/15/18	B1	24,913,692
40,636	Total Diversified Consumer Services				36,568,973
	Diversified Financial Services – 1.9%
1,374	NPC International, Inc., Term Loan B	4.500%	12/28/18	Ba3	1,388,077
3,990	Ocwen Financial Corporation, Term Loan B	5.000%	2/05/18	B1	4,049,850
20,948	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	21,215,900
26,312	Total Diversified Financial Services				26,653,827
	Diversified Telecommunication Services – 1.5%
21,156	Intelsat Jackson Holdings, Ltd., Term Loan B1	4.250%	4/02/18	BB-	21,347,399
	Food & Staples Retailing – 1.2%
8,149	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB-	8,233,294
5,317	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB-	5,356,876
500	BJ Wholesale Club, Inc., Term Loan, Second Lien	9.750%	3/26/20	CCC+	511,250
1,993	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	2,015,347
15,959	Total Food & Staples Retailing				16,116,767
	Food Products – 5.7%
995	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	1,007,852
9,000	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	9,198,747
9,727	BJ's Wholesale Club, Inc., Term Loan, First Lien	4.250%	9/26/19	B	9,786,782
1,986	Del Monte Foods Company, Term Loan B	4.000%	3/01/18	Ba3	1,991,902
33,300	H.J. Heinz Company, Term Loan B2	3.500%	6/05/20	BB	33,658,441
18,951	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	19,012,147
3,419	Wendy's, Inc., Term Loan B	3.250%	5/15/19	BB-	3,428,420
77,378	Total Food Products				78,084,291

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Health Care Equipment & Supplies – 5.5%
$14,231	Hologic, Inc., Term Loan B	4.500%	8/01/19	BBB-	$14,317,933
8,865	Kinetic Concepts, Inc., Term Loan D1	4.500%	5/04/18	Ba2	8,979,043
8,000	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	8,061,664
12,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B-	11,900,004
32,836	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	33,184,918
75,932	Total Health Care Equipment & Supplies				76,443,562
	Health Care Providers & Services – 4.9%
1,628	Community Health Systems, Inc., Extended Term Loan	3.773%	1/25/17	BB	1,640,894
13,930	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	14,027,009
25,020	Golden Living, Term Loan	5.000%	5/04/18	B1	24,316,258
371	HCA, Inc., Tranche B5, Term Loan	3.026%	3/31/17	BB	372,734
9,885	IMS Health Incorporated, Term Loan B	3.750%	8/26/17	BB-	9,957,628
13,893	National Mentor Holdings, Inc., Term Loan B	6.500%	2/09/17	B+	13,988,785
2,685	Select Medical Corporation, Term Loan B	4.002%	6/01/18	Ba2	2,699,718
67,412	Total Health Care Providers & Services				67,003,026
	Hotels, Restaurants & Leisure – 5.9%
2,954	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	2,991,263
2,775	Boyd Gaming Corporation, Increased Term Loan B	6.000%	12/17/15	BB-	2,791,600
33,499	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.440%	1/28/18	B-	29,790,338
1,979	CCM Merger, Inc., Term Loan	5.000%	3/01/17	B+	2,001,696
10,118	Landry's Restaraunts, Inc., Term Loan B	4.750%	4/24/18	BB-	10,256,989
6,468	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	6,487,685
9,000	Scientific Games Corporation, Term Loan B, WI/DD	TBD	TBD	Ba2	8,988,750
17,955	Station Casino LLC, Term Loan B	5.000%	3/02/20	B1	18,148,986
176	Venetian Casino Resort LLC, Delayed Term Loan	2.690%	11/23/16	BBB-	176,317
230	Venetian Casino Resort LLC, Tranche B, Term Loan	2.690%	11/23/16	BBB-	230,730
85,154	Total Hotels, Restaurants & Leisure				81,864,354
	Household Durables – 2.4%
13,433	AOT Bedding Super Holdings LLC, Term Loan B	5.000%	10/01/19	B+	13,565,630
19,950	Sun Products Corporation, Term Loan	5.500%	3/23/20	B1	19,974,938
33,383	Total Household Durables				33,540,568
	Industrial Conglomerates – 1.0%
12,968	DuPont Performance Coatings, Dollar Term Loan B	4.750%	2/03/20	B+	13,111,361
	Insurance – 0.9%
7,960	USI Holdings Corporation, Term Loan B	5.250%	12/27/19	B1	8,038,605
4,861	Vantage Drilling Company, Term Loan B	6.250%	10/25/17	B-	4,901,743
12,821	Total Insurance				12,940,348
	Internet & Catalog Retail – 0.8%
10,325	Burlington Coat Factory Warehouse Corporation, Term Loan B2	4.250%	2/16/17	B+	10,402,636
	Internet Software & Services – 2.0%
26,865	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	27,255,375
	IT Services – 1.8%
3,500	First Data Corporation, Extended Term Loan	4.191%	3/23/18	B+	3,504,375
5,091	SRA International, Term Loan	6.500%	7/20/18	B1	5,116,244
5,486	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	5,536,756
10,296	Zayo Group LLC, Term Loan B	4.500%	7/02/19	B1	10,397,354
24,373	Total IT Services				24,554,729

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Leisure Equipment & Products – 0.5%
$7,543	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	$7,571,143
	Machinery – 0.7%
10,000	Gardner Denver, Inc., Term Loan, WI/DD	TBD	TBD	B1	10,050,000
	Media – 9.3%
8,331	Acquisitions Cogeco Cable II L.P., Term Loan B	3.250%	11/30/19	BB	8,357,115
10,985	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (7)	0.000%	7/04/17	D	8,165,765
570	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	12/31/20	Baa3	568,615
3,535	Clear Channel Communications, Inc., Tranche D, Term Loan	6.936%	1/30/19	CCC+	3,268,460
15,117	Cumulus Media, Inc., Term Loan B, First Lien	4.500%	9/18/18	Ba2	15,280,844
11,649	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B3	11,964,023
36,549	EMI Music Publishing LLC, Term Loan B	4.250%	6/29/18	BB-	36,937,448
6,000	Springer Science & Business Media GmbH, Term Loan B2, WI/DD	TBD	TBD	B	5,936,250
18,905	Tribune Company, Exit Term Loan B	4.000%	12/17/19	BB+	19,060,966
4,367	Univision Communications, Inc., Term Loan C1	4.500%	3/01/20	B+	4,397,100
15,000	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB-	15,117,195
131,008	Total Media				129,053,781
	Multiline Retail – 1.3%
1,112	99 Cents Only Stores, Term Loan B1	5.253%	1/11/19	B+	1,123,609
16,150	Neiman Marcus Group, Inc., Term Loan	4.000%	5/16/18	B+	16,219,397
17,262	Total Multiline Retail				17,343,006
	Multi-Utilities – 0.7%
9,950	ADS Waste Holdings, Inc., Term Loan B	4.250%	8/05/19	B+	10,032,874
	Oil, Gas & Consumable Fuels – 2.4%
4,635	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	4,727,470
1,485	Energy Transfer Partners LP, Term Loan B	3.750%	3/24/17	BB	1,500,056
1,125	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B+	1,123,989
10,000	Ocean Rig Drillships Financing Holding Inc., Term Loan B1	6.000%	3/31/21	B+	10,137,500
2,917	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B1	2,954,948
11,970	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	B-	12,065,760
32,132	Total Oil, Gas & Consumable Fuels				32,509,723
	Personal Products – 0.1%
1,096	Prestige Brands, Inc., Term Loan B1	3.778%	1/31/19	BB-	1,108,655
	Pharmaceuticals – 6.7%
39,974	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	12/01/18	Ba3	40,340,051
4,594	Quintiles Transnational Corp., Term Loan B1	4.500%	6/08/18	BB-	4,630,374
8,216	Quintiles Transnational Corp., Term Loan B2	4.500%	6/08/18	BB-	8,308,786
9,950	Valeant Pharmaceuticals International, Inc., Series C, Term Loan	3.500%	12/01/19	BBB-	10,062,932
1,493	Valeant Pharmaceuticals International, Inc., Series D, Term Loan	3.500%	2/19/19	BBB-	1,509,470
23,000	Valeant Pharmaceuticals International, Term Loan B, WI/DD	TBD	TBD	Ba1	23,336,375
876	Warner Chilcott Company LLC, Term Loan B1 Additional	4.250%	3/15/18	BBB-	878,726
2,013	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	2,018,555
123	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	123,525
1,586	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	1,590,657
91,825	Total Pharmaceuticals				92,799,451
	Real Estate Investment Trust – 3.3%
35,000	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	BB-	36,866,655
8,704	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB-	8,753,174
43,704	Total Real Estate Investment Trust				45,619,829

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Real Estate Management & Development – 2.7%
$22,849	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	$23,067,768
13,466	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB-	13,626,162
36,315	Total Real Estate Management & Development				36,693,930
	Semiconductors & Equipment – 1.6%
20,948	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	21,191,894
978	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B1	995,828
21,926	Total Semiconductors & Equipment				22,187,722
	Software – 10.8%
5,870	Blackboard, Inc., Term Loan B2	6.250%	10/04/18	B+	5,948,599
23,000	BlackBoard, Inc., Term Loan, Second Lien	11.500%	4/04/19	CCC+	23,440,841
31,051	Datatel Parent Corp, Term Loan B	4.500%	7/19/18	B+	31,387,266
20,704	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB-	20,859,719
20,492	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	20,719,066
790	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	785,301
6,365	IPC Systems, Inc., Term Loan, Second Lien	5.436%	6/01/15	CCC	5,346,839
10,000	Kronos Incorporated, Initial Term Loan, Second Lien	9.750%	4/30/20	CCC+	10,381,250
15,000	Misys PLC, Term Loan, Second Lien	12.000%	6/12/19	CCC+	17,175,000
2,388	RedPrairie Corporation, Term Loan, First Lien	6.750%	12/21/18	B+	2,412,945
10,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/29/17	CCC+	10,205,000
145,660	Total Software				148,661,826
	Specialty Retail – 1.8%
17,500	J.C. Penney Corporation, Inc., Term Loan, First Lien	6.000%	5/22/18	B2	17,664,062
1,755	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,762,345
5,667	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	BB-	5,697,114
24,922	Total Specialty Retail				25,123,521
	Textiles, Apparel & Luxury Goods – 0.0%
208	Philips-Van Heusen Corporation, Term Loan B	3.250%	2/13/20	BBB-	208,811
	Wireless Telecommunication Services – 1.4%
2,863	Clear Channel Communications, Inc., Tranche B, Term Loan	3.836%	1/29/16	CCC+	2,690,068
15,500	Cricket Communications, Inc., Term Loan C	4.750%	3/08/20	Ba3	15,630,789
1,489	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	1,453,392
19,852	Total Wireless Telecommunication Services				19,774,249
$1,383,912	Total Variable Rate Senior Loan Interests (cost $1,365,748,786)				1,386,189,093
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 27.4% (19.3% of Total Investments)
	Chemicals – 0.6%
$7,500	Hexion US Finance, 144A	6.625%	4/15/20	B1	$7,668,750
	Commercial Services & Supplies – 1.9%
6,000	313 Group Incorporated, 144A	6.375%	12/01/19	B1	5,850,000
10,000	Ceridian Corporation, 144A	8.875%	7/15/19	B1	11,325,000
1,078	Ceridian Corporation	12.250%	11/15/15	CCC	1,099,560
8,500	Ceridian Corporation	11.250%	11/15/15	CCC	8,648,750
25,578	Total Commercial Services & Supplies				26,923,310
	Distributors – 1.3%
14,650	HD Supply Inc., 144A	11.500%	7/15/20	CCC+	17,378,563

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Consumer Services – 0.3%
$3,900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$3,997,500
	Diversified Telecommunication Services – 2.6%
10,000	IntelSat Limited	8.125%	6/01/23	CCC+	10,750,000
21,352	Level 3 Communications Inc.	11.875%	2/01/19	B-	24,608,180
31,352	Total Diversified Telecommunication Services				35,358,180
	Electronic Equipment & Instruments – 0.1%
1,200	Kemet Corporation	10.500%	5/01/18	B+	1,200,000
	Food & Staples Retailing – 0.3%
4,000	U.S. Foodservice	8.500%	6/30/19	CCC+	4,260,000
	Health Care Equipment & Supplies – 4.4%
2,232	Apria Healthcare Group Inc.	12.375%	11/01/14	B-	2,268,270
16,970	DJO Finance LLC / DJO Finance Corporation, 144A	8.750%	3/15/18	B-	18,539,725
18,300	Kinetic Concepts	10.500%	11/01/18	B	20,130,000
19,000	Kinetic Concepts	12.500%	11/01/19	CCC+	20,068,750
56,502	Total Health Care Equipment & Supplies				61,006,745
	Health Care Providers & Services – 2.9%
600	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	Caa1	354,000
450	Capella Healthcare Inc.	9.250%	7/01/17	B	480,375
2,500	HCA Inc.	8.500%	4/15/19	BB+	2,706,250
34,875	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	36,618,750
38,425	Total Health Care Providers & Services				40,159,375
	Hotels, Restaurants & Leisure – 0.3%
2,250	Harrah's Operating Company, Inc.	11.250%	6/01/17	B-	2,338,594
2,000	MGM Resorts International Inc.	7.750%	3/15/22	B+	2,215,000
4,250	Total Hotels, Restaurants & Leisure				4,553,594
	Household Products – 0.9%
10,950	Sprectum Brands Inc.	9.500%	6/15/18	Ba3	12,072,375
	Media – 6.3%
25,179	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC-	23,479,876
10,609	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	10,582,477
300	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	295,500
10,000	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	10,500,000
22,750	WideOpenWest Finance Capital Corporation, 144A	10.250%	7/15/19	CCC+	25,025,000
14,950	WMG Acquisition Group	11.500%	10/01/18	B	17,304,625
83,788	Total Media				87,187,478
	Pharmaceuticals – 1.5%
1,775	Endo Pharmaceutical Holdings Inc.	7.000%	7/15/19	BB-	1,854,875
3,350	Endo Pharmaceutical Holdings Inc.	7.250%	1/15/22	BB-	3,492,375
9,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	9,652,500
5,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	5,362,500
19,125	Total Pharmaceuticals				20,362,250
	Semiconductors & Equipment – 0.4%
2,334	Freescale Semiconductor Inc., 144A	10.125%	3/15/18	B1	2,555,730
3,000	Freescale Semiconductor Inc.	9.250%	4/15/18	B1	3,251,250
5,334	Total Semiconductors & Equipment				5,806,980

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Software – 0.7%
$2,000	Emdeon Inc.	11.000%	12/31/19	CCC+	$2,285,000
3,000	Infor Us Inc.	11.500%	7/15/18	B-	3,457,500
3,375	Infor Us Inc.	9.375%	4/01/19	B-	3,771,563
8,375	Total Software				9,514,063
	Specialty Retail – 1.4%
7,000	99 Cents Only Stores	11.000%	12/15/19	CCC+	7,910,000
9,500	Claires Stores, Inc., 144A	9.000%	3/15/19	B2	10,699,375
1,200	Claires Stores, Inc.	10.500%	6/01/17	CCC	1,242,000
17,700	Total Specialty Retail				19,851,375
	Wireless Telecommunication Services – 1.5%
5,000	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	5,100,000
15,000	MetroPCS Wireless Inc., 144A	6.625%	4/01/23	BB	15,300,000
20,000	Total Wireless Telecommunication Services				20,400,000
$352,629	Total Corporate Bonds (cost $359,887,798)				377,700,538
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 7.3% (5.2% of Total Investments)
$100,664	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $100,664,005, collateralized by: $62,925,000 U.S. Treasury Bonds, 7.250%, due 5/15/16, value $75,510,000, $27,240,000 U.S. Treasury Notes, 0.375%, due 3/15/16, value $27,171,900	0.010%	8/01/13		$100,663,977
	Total Short-Term Investments (cost $100,663,977)				100,663,977
	Total Investments (cost $1,906,244,336) – 141.6%				1,953,937,134
	Borrowings – (40.6)% (8), (9)				(561,000,000)
	Other Assets Less Liabilities – (1.0)% (10)				(12,676,121)
	Net Assets Applicable to Common Shares – 100%				$1,380,261,013

Nuveen Investments

Investments in Derivatives as of July 31, 2013

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$103,075,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	$(669,988)
Morgan Stanley	103,075,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(4,159,394)
	$206,150,000						$(4,829,382)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements, for more information.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

  (7)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (8)  Borrowings as a percentage of Total Investments is 28.7%.

  (9)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Statement of

ASSETS & LIABILITIES

July 31, 2013

Assets
Investments, at value (cost $1,906,244,336)	$1,953,937,134
Cash	4,871,000
Receivable for:
Dividends	99,456
Interest	14,552,492
Investments sold	40,741,289
Reclaims	145,276
Other assets	669,464
Total assets	2,015,016,111
Liabilities
Borrowings	561,000,000
Unrealized depreciation on swaps	4,829,382
Payable for:
Dividends	8,322,872
Investments purchased	58,260,640
Accrued expenses:
Interest on borrowings	231,879
Management fees	1,331,949
Trustees fees	265,940
Other	512,436
Total liabilities	634,755,098
Net assets applicable to common shares	$1,380,261,013
Common shares outstanding	136,256,398
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$10.13
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$1,362,564
Paid-in surplus	1,844,109,285
Undistributed (Over-distribution of) net investment income	(6,741,172)
Accumulated net realized gain (loss)	(501,337,974)
Net unrealized appreciation (depreciation)	42,868,310
Net assets applicable to common shares	$1,380,261,013
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

	Seven Months Ended 7/31/13	Year Ended 12/31/12
Investment Income
Dividends (net of foreign tax withheld of $755 and $259,691, respectively)	$1,254,481	$8,155,810
Interest	70,527,802	122,981,931
Other	—	328,553
Total investment income	71,782,283	131,466,294
Expenses
Management fees	9,110,787	15,267,762
Interest expense on borrowings	4,368,450	7,653,150
Dividends on securities sold short	—	2,500
Shareholder servicing agent fees and expenses	3,497	7,137
Custodian fees and expenses	347,445	594,250
Trustees fees and expenses	38,900	35,146
Professional fees	59,640	361,415
Shareholder reporting expenses	166,716	151,469
Stock exchange listing fees	25,263	42,825
Investor relations expenses	5,989	379,728
Other expenses	34,830	93,059
Total expenses	14,161,517	24,588,441
Net investment income (loss)	57,620,766	106,877,853
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	20,210,478	30,157,518
Securities sold short	—	(2,844,562)
Call options written	—	4,936,415
Swaps	(1,721,895)	(2,872,297)
Put options purchased	—	(279,861)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	18,898,568	68,849,402
Securities sold short	—	1,970,142
Call options written	—	(2,080,052)
Swaps	1,872,863	(255,166)
Put options purchased	—	278,611
Net realized and unrealized gain (loss)	39,260,014	97,860,150
Net increase (decrease) in net assets applicable to common shares from operations	$96,880,780	$204,738,003

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Seven Months Ended 7/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$57,620,766	$106,877,853	$74,583,956
Net realized gain (loss) from:
Investments and foreign currency	20,210,478	30,157,518	34,300,234
Securities sold short	—	(2,844,562)	(395,059)
Call options written	—	4,936,415	4,079,563
Swaps	(1,721,895)	(2,872,297)	(2,276,976)
Put options purchased	—	(279,861)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	18,898,568	68,849,402	(130,830,545)
Securities sold short	—	1,970,142	(126,014)
Call options written	—	(2,080,052)	4,843,734
Swaps	1,872,863	(255,166)	(6,447,079)
Put options purchased	—	278,611	(66,875)
Net increase (decrease) in net assets applicable to common shares from operations	96,880,780	204,738,003	(22,335,061)
Distributions to Common Shareholders
From net investment income	(63,041,472)	(109,325,873)	(107,792,494)
Decrease in net assets applicable to common shares from distributions to common shareholders	(63,041,472)	(109,325,873)	(107,792,494)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	764,252	—	—
Common shares repurchased and retired	—	—	(7,862,456)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	764,252	—	(7,862,456)
Net increase (decrease) in net assets applicable to common shares	34,603,560	95,412,130	(137,990,011)
Net assets applicable to common shares at the beginning of period	1,345,657,453	1,250,245,323	1,388,235,334
Net assets applicable to common shares at the end of period	$1,380,261,013	$1,345,657,453	$1,250,245,323
Undistributed (Over-distribution of) net investment income at the end of period	$(6,741,172)	$(13,245,643)	$(21,220,049)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

	Seven Months Ended 7/31/13	Year Ended 12/31/12
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$96,880,780	$204,738,003
Adjustments to reconcile the net increase in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments and securities sold short	(852,275,385)	(2,571,011,127)
Proceeds from sales and maturities of investments and securities sold short	939,099,418	2,488,608,191
Proceeds from (Purchases of) short-term investments, net	(65,372,582)	77,285,258
Proceeds from (Payments for) cash denominated in foreign currencies, net	—	318,621
Proceeds from (Payments for) swap contracts	(1,721,895)	(2,872,297)
Cash paid for call options written	—	(36,695)
Amortization (Accretion) of premiums and discounts, net	(2,233,984)	(6,788,786)
(Increase) Decrease in:
Deposits with brokers	—	7,207,714
Receivable for dividends	85,308	1,704,127
Receivable for interest	4,778,729	(9,035,201)
Receivable for investments sold	(3,560,593)	(30,696,589)
Receivable for matured senior loans	1,041,379	(328,553)
Receivable for reclaims	913	35,531
Other assets	(353,546)	(117,431)
Increase (Decrease) in:
Payable for dividends on securities sold short	—	(4,002)
Payable for investments purchased	(19,375,027)	9,351,058
Accrued interest on borrowings	213,818	(26,557)
Accrued management fees	21,732	74,853
Accrued Trustees fees	22,359	10,524
Accrued other expenses	(78,738)	(49,774)
Net realized (gain) loss from:
Investments and foreign currency	(20,210,478)	(30,157,518)
Securities sold short	—	2,844,562
Call options written	—	(4,936,415)
Put options purchased	—	279,861
Swaps	1,721,895	2,872,297
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(18,898,568)	(68,849,402)
Securities sold short	—	(1,970,142)
Call options written	—	2,080,052
Put options purchased	—	(278,611)
Swaps	(1,872,863)	255,166
Proceeds from litigation settlement	(428,259)	—
Net cash provided by (used in) operating activities	57,484,413	70,506,718

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS (continued)

Cash Flows from Financing Activities:
Increase in borrowings	$—	$44,000,000
Increase (Decrease) in cash overdraft balance	—	(3,839,910)
Cash distributions paid to common shareholders	(53,954,348)	(109,325,873)
Net cash provided by (used in) financing activities	(53,954,348)	(69,165,783)
Net increase (Decrease) in Cash	3,530,065	1,340,935
Cash at the beginning of period	1,340,935	—

Cash at the End of Period	$4,871,000	$1,340,935
Supplemental Disclosure of Cash Flow Information

	Seven Months Ended 7/31/13	Year Ended 12/31/12
Cash paid for interest on borrowings (excluding borrowing costs)	$3,587,526	$6,781,493
Non-cash financing activities not included herein consist of reinvestments of common share distributions	764,252	—

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Fund- Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired
Year Ended 7/31:
2013(h)	$9.88	$.42	$.29	$—		$—	$.71	$(.46)	$—	$—	$(.46)	$—
Year Ended 12/31:
2012	9.18	.78	.72	—		—	1.50	(.80)	—	—	(.80)	—
2011	10.13	.55	(.72)	—		—	(.17)	(.79)	—	—	(.79)	.01
2010	9.00	.53	1.29	—		—	1.82	(.60)	—	(.10)	(.70)	.01
2009	6.04	.59	3.01	—	*	—	3.60	(.65)	—	— *	(.65)	.01
2008	12.46	.86	(6.14)	(.14)		—	(5.42)	(.72)	—	(.28)	(1.00)	—	*
		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2013	(h)	$—	$—	$—	$561,000	$3,460

Year Ended 12/31:

2012	—	—	—	561,000	3,399
2011	—	—	—	517,000	3,418
2010	—	—	—	400,000	4,471
2009	—	—	—	400,000	4,107
2008	165,800	25,000	152,182	224,200	5,502

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

						Ratios/Supplemental Data
			Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Ending Common Share Net Asset Value	Ending Market Value	Based on Common Share Net Asset Value(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(f)
Year Ended 7/31:
2013(h)	$10.13	$10.03	7.32%	8.80%	$1,380,261	1.77	%***	7.22	%***	N/A	N/A	44%
Year Ended 12/31:
2012	9.88	9.65	16.80	30.55	1,345,657	1.86		8.07		N/A	N/A	127
2011	9.18	8.05	(1.70)	.24	1,250,245	1.70		5.44		1.65%	5.49%	37
2010	10.13	8.80	21.02	24.26	1,388,235	1.64		5.41		1.48	5.57	48
2009	9.00	7.69	63.01	76.23	1,242,799	1.75		8.01		1.48	8.27	55
2008	6.04	4.87	(45.84)	(49.39)	843,469	2.41		8.00		1.95	8.45	37

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to borrowings, where applicable, as follows:

		Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(g)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2013	(h)	—%		0.55	%***
Year Ended 12/31:
2012		—	**	0.58
2011		—	**	0.43
2010		—	**	0.40
2009		—	**	0.46
2008		0.01		0.83

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

(g)  Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.

(h)  For the seven months ended July 31, 2013.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

***  Annualized.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Credit Strategies Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JQC." The Fund was organized as a Massachusetts business trust on May 17, 2003.

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Symphony Asset Management LLC ("Symphony"). Symphony manages the Fund's investment portfolio, while the Adviser manages the Fund's investments in swap contracts.

The Fund's investment objectives are high current income and total return. The Fund meets its investment objective by investing approximately 70% of its Managed Assets (as defined in Note 7—Management Fees and Other Transactions with Affiliates) in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Effective January 1, 2013, the Fund's fiscal year end changed from December 31 to July 31 as previously approved by the Fund's Board of Trustees.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, the Fund had outstanding when-issued/delayed delivery purchase commitments of $56,794,814.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of "Interest income" on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends declared to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During prior fiscal periods, the Fund redeemed all of its outstanding FundPreferred shares, at liquidation value.

Common Shares Shelf Offering and Shelf Offering Costs

The Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue an additional 13.6 million common shares through an equity shelf offering, which is not yet effective. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value (NAV) per common share.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund has entered into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of July 31, 2013, the Fund was not invested in any portfolio securities or derivatives, other than the swap contracts further described in Note 3—Portfolio Securities and Investments in Derivatives, with gross exposures on the Statement of Assets and Liabilities that could be netted subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities, senior loans and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 — Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$89,383,526	$—	$—	***	$89,383,526
Variable Rate Senior Loan Interests	—	1,386,189,093	—		1,386,189,093
Corporate Bonds	—	377,700,538	—		377,700,538
Short-Term Investments:
Repurchase Agreements	—	100,663,977	—		100,663,977
Derivatives:
Swaps**	—	(4,829,382)	—		(4,829,382)
Total	$89,383,526	$1,859,724,226	$—	***	$1,949,107,752

*  Refer to the Fund's Portfolio of Investments for industry classifications and a breakdown of common stocks classified as Level 3.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

***  Value equals zero as of the end of the reporting period.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, put options purchased, call options written and swaps," respectively, on the Statement of Operations, when applicable.

Short Sales

The Fund was authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund had instructed the custodian to segregate assets of the Fund, which were then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required was determined by reference to the market value of the short positions and was recognized as a component of "Deposits with brokers" on the Statement of Assets and Liabilities. The Fund was obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognized such amounts as "Dividends on securities sold short" on the Statement of Operations. Short sales were valued daily with the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Liabilities for securities sold short were reported at market value in the financial statements. Short sale transactions resulted in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund incurred a loss if the price of the security increased between the date of the short sale and the date on which the Fund replaced the borrowed security. The Fund's loss on a short sale was potentially unlimited because there was no upward limit on the price a borrowed security could attain. The Fund realized a gain if the price of the security declined between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

The Fund is authorized to invest in interest rate swap and forward interest rate swap contracts ("swap contracts") to mitigate the negative impact that an increase in short-term interest rates could have on common share net earnings as a result of leverage. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contracts and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the seven months ended July 31, 2013, the Fund continued to use swap contracts to partially fix its interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of swap contracts outstanding during the seven months ended July 31, 2013, was as follows:

Average notional amount of swap contracts outstanding^	$206,150,000

^  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Fund as of July 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Nuveen Investments

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on swaps	$(4,829,382)

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Counterparty	Gross Unrealized (Depreciation) on Swaps^^	Amounts Netted on Statement of Assets and Liabilities^^	Net Unrealized (Depreciation) on Swaps	Collateral Pledged to Counterparty	Net Exposure
JPMorgan	$(669,988)	$—	$(669,988)	$(669,988)	$—
Morgan Stanley	(4,159,394)	—	(4,159,394)	(4,159,394)	—
Total	$(4,829,382)	$—	$(4,829,382)	$(4,829,382)	$—

^^  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts for the seven months ended July 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest rate	Swaps	$(1,721,895)	$1,872,863

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange's clearinghouse.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Seven Months Ended 7/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Common shares issued to shareholders due to reinvestment of distributions	75,690	—	—
Common shares repurchased and retired	—	—	(895,697)
Weighted average:
Price per common share repurchased and retired	$—	$—	$8.76
Discount per common share repurchased and retired	—%	—%	13.77%

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the seven months ended July 31, 2013, aggregated $852,275,385 and $939,099,418, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,908,346,022
Gross unrealized:
Appreciation	$53,506,639
Depreciation	(7,915,527)
Net unrealized appreciation (depreciation) of investments	$45,591,112

Permanent differences, primarily due to treatment of notional principal contracts, adjustments for REITs, adjustments for passive foreign investment companies, and litigation proceeds, resulted in reclassifications among the Fund's components of common share net assets as of July 31, 2013, the Fund's tax year end, as follows:

Paid-in-surplus	$(14,377)
Undistributed (Over-distribution of) net investment income	11,925,177
Accumulated net realized gain (loss)	(11,910,800)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$3,514,155
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended July 31, 2013, December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Seven months ended July 31, 2013
Distributions from net ordinary income[1]	$54,593,575
Distributions from net long-term capital gains	—
Year ended December 31, 2012
Distributions from net ordinary income[1]	$109,325,873
Distributions from net long-term capital gains	—
Year ended December 31, 2011
Distributions from net ordinary income[1]	$107,792,494
Distributions from net long-term capital gains	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

Nuveen Investments

As of July 31, 2013, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term:

Expiration:
July 31, 2016	$202,598,007
July 31, 2017	289,143,715
July 31, 2018	8,513,146
Not subject to expiration:
Short-term losses	—
Long-term losses	876,176
Total	$501,131,044

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. Symphony is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2013, the complex-level fee rate for the Fund was .1683%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of July 31, 2013, the Fund had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of July 31, 2013, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into a $630 million (maximum commitment amount) senior committed secured 364-day revolving line of credit ("Borrowings"), renewable annually, with Bank of America N.A. ("Bank of America"). As of July 31, 2013, the outstanding balance on these Borrowings was $561 million. During the seven months ended July 31, 2013, the average daily balance outstanding and annual interest rate on these Borrowings were $561 million and 1.15%, respectively.

Interest is charged on the Borrowings at a rate per annum equal to the greater of (a) the Federal Funds Rate plus .50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) the British Bankers Association LIBOR Rate ("BBA LIBOR") plus 1.00%. The Fund also accrues a .25% per annum commitment fee on the unused portion of the Borrowings.

On January 18, 2013, the Fund renewed the Borrowings with Bank of America through January 17, 2014. The Fund also accrues a one-time .02% arrangement fee and a one-time .10% upfront fee based on the maximum commitment amount of the Borrowings through the renewal date.

In order to maintain the Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Advisor") and the sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and Symphony Asset Management LLC (the "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Advisor in October 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the

Nuveen Investments

Sub-Advisor's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; the completion of the repositioning of the Fund (formerly, the Nuveen Multi-Strategy Income and Growth Fund 2); continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Fund), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

Nuveen Investments

In considering the performance data for the Fund, given that, as noted above, the Fund's Performance Peer Group was classified as irrelevant, limiting the usefulness of the peer comparison data, the Board also considered the Fund's performance compared to its benchmark. In this regard, the Independent Board Members noted that although the Fund underperformed its benchmark in the five-year period, it outperformed its benchmark in the one- and three-year periods. The Board also recognized that the Fund was significantly restructured recently, thereby limiting the usefulness of its past performance prior to such changes.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Fund, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

other clients include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members also reviewed the fees the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments

The Independent Board Members also reviewed the Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Board Members & Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211

Nuveen Investments

Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

211
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

211
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

211

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				211

Nuveen Investments

Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
■THOMAS S. SCHREIER, JR.(2)
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				211

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				211
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211

Nuveen Investments

Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC, (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				211
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211

(1)  Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

*  Represents the Fund's Board of Trustees as of September 1, 2013.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  CSFB Leveraged Loan Index: A representative, unmanaged index of tradable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the fund's current annualized monthly distribution divided by the fund's current market price. The fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the fund's cumulative net ordinary income and net realized gains are less than the amount of the fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in a fund's portfolio that increase the fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund's total assets (securities, cash, and accrued earnings), subtracting the fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Additional Fund Information

Board of Trustees*

William Adams IV William J. Schneider	Robert P. Bremner Thomas S. Schreier	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Virginia L. Stringer	John K. Nelson Terence J. Toth

* Represents the Fund's Board of Trustees as of September 1, 2013.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Common shares repurchased	—

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% QDI	2.30%
% DRD	2.30%

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-E-0713D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Credit Strategies Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2013	$28,250	$0	$2,000	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2012	$27,000	$0	$4,800	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%
July 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2013	$2,000	$0	$0	$2,000
July 31, 2012	$4,800	$0	$0	$4,800

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients.  These are merely guidelines and specific situations may call for a vote which does not follow the guidelines.  In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines).  Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients.  For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions.  However, when Symphony has discretion, proxies will generally be voted the same way for all Clients.  In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship.  As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•      Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock.  Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•      An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•      Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients.  Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee.  The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted.  For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy.  Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies.  A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management, LLC (“Symphony”) (also referred to as “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein

Mr. Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for overseeing Symphony’s fixed-income and equity investments. Mr. Stein has over 25 years of investment and research experience and is actively involved with the management of the firm’s fixed-income products. Prior to joining Symphony in 1999, Mr. Stein spent six years at Wells Fargo where he was most recently a high-yield portfolio manager after being in the firm’s Loan Syndications & Leveraged Finance Group. Before joining Wells Fargo, he was a Euro-currency deposit trader at First Interstate Bank. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Mr. Stein received an MBA from the University of Texas at Austin and a BA in economics from the University of California, Berkeley.

Sutanto Widjaja

Mr. Widjaja is a member of Symphony’s fixed-income team and his responsibilities include portfolio management for Nuveen Credit Strategies Income Fund and other related strategies. Prior to joining Symphony in 2003, Mr. Widjaja was Manager of Finance at WineShopper.com, an Analyst in investment banking at Robertson, Stephens & Company, and an Analyst at Accenture. He formerly served on the board of the San Francisco Public Health Foundation. Mr. Widjaja received an MBA from the Stanford Graduate School of Business and a BS in electrical engineering and computer science from the University of California, Berkeley.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PMs

As of 6/30/13

	Gunther Stein	Sutanto Widjaja
(a) RICs
Number of accts	15	0
Assets	$1,850,103,000	$0

(b) Other pooled accts
Non-performance fee accts
Number of accts	8	1
Assets	$247,683,000	$6,043,000
Performance fee accts
Number of accts	16	2
Assets	$1,939,740,000	$57,142,000

(c) Other
Non-performance fee accts
Number of accts	9	4
Assets	$73,856,000	$338,000
Performance fee accts
Number of accts	4	3
Assets	$287,890,000	$263,115,000

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.   In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio managers are also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.  The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).         OWNERSHIP OF JQC SECURITIES AS OF JUNE 30, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X
Sutanto Widjaja	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Credit Strategies Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 20, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 20, 2013